EXHIBIT NO. 21.:  SUBSIDIARIES, RELATED COMPANIES, ETC.

With the exception of a number of subsidiaries which, considered in the aggregate, would not constitute a significant Subsidiary, the Subsidiaries of Alcan, as of 1 March 2002, are listed below. All subsidiaries and joint ventures named below are consolidated in the financial statements incorporated by reference in this report. The list also includes several Related Companies for which Alcan reports its interest in the net income or loss of such companies. Alcan is the direct owner of the stock of each Subsidiary or Related Company, except where the name is indented. Indentation signifies that the principal ownership by Alcan is through the company under which the indentation is made; where there is additional ownership through another company also listed below, that additional ownership is described in the end-note on page 6.


ALCAN INC.

                                                                                                        % OF VOTING
                                                                           ORGANIZED UNDER             SHARES HELD BY
SUBSIDIARIES, RELATED COMPANIES, ETC.                                        THE LAWS OF               IMMEDIATE OWNER
-------------------------------------                                      ---------------             ---------------
3712001 CANADA INC.                                                           Canada                      100.00
ALCAN-SPROSTONS LIMITED                                                       Jamaica                     100.00
ALCAN ADMINCO (2000) INC.                                                     Canada                      100.00
ALCAN ALLUMINIO S.p.A.                                                        Italy                       100.00
ALCAN ALUMINIO (AMERICA LATINA) INC.                                          Canada                      100.00
ALCAN ALUMINUM CORPORATION                                                    Ohio                        100.00
ALCAN ALUMINUM EXPORT, INC.                                                   Georgia                     100.00
ALCAN CONNECTICUT, INC.                                                       Connecticut                 100.00
ALCAN DE MEXICO, S.A. DE C.V.                                                 Mexico                      100.00
ALCAN MANAGEMENT SERVICES USA INC.                                            Ohio                        100.00
ALCAN POWER MARKETING, INC.                                                   Ohio                        100.00
LOGAN ALUMINUM INC.                                                           Delaware                     40.00
ALCAN ASIA PACIFIC LIMITED                                                    Canada                      100.00
ALCAN COMPOSITES DO BRASIL LTDA.                                              Brazil                       99.90
ALCAN EMPREENDIMENTOS LTDA.                                                   Brazil                      100.00
ALCAN ALUMIINIO DO BRASIL LTDA.                                               Brazil                      100.00
MINERACAAO RIO DO NORTE S.A.                                                  Brazil                       12.50
PETROCOQUE S.A. -- INDUSTRIA E COMERCIO                                       Brazil                       25.00
ALCAN EUROPE LIMITED                                                          England                     100.00
ALCAN FINANCES B.V.                                                           The Netherlands             100.00
ALCAN FINANCES (Bda) LTD.                                                     Bermuda                     100.00
ALCAN ASIA LIMITED                                                            Hong Kong                   100.00
ALCAN NIKKEI ASIA HOLDINGS LTD.                                               Bermuda                      60.00
ALCAN NIKKEI SIAM LIMITED                                                     Thailand                     63.00(9)
ALCOM NIKKEI SPECIALTY COATINGS SDN. BHD.                                     Malaysia                     49.00(10)
ALUMINIUM COMPANY OF MALAYSIA BERHAD                                          Malaysia                     49.15(12)
NIKKEI HOLDINGS PTE. LIMITED                                                  Singapore                   100.00
NIPPON LIGHT METAL COMPANY, LTD.                                              Japan                         8.40
NONFEMET INTERNATIONAL (China-Canada-Japan) ALUMINIUM COMPANY LIMITED         China                        45.00
ALCAN NIKKEI CHINA LIMITED                                                    Hong Kong                    49.00
ALCAN (BERMUDA) LIMITED                                                       Bermuda                     100.00
ALCAN SHIPPING (BERMUDA) LIMITED                                              Bermuda                     100.00
CHAMPLAIN INSURANCE COMPANY LTD.                                              Bermuda                     100.00
HALCO (MINING) INC.                                                           Delaware                     33.00
COMPAGNIE DES BAUXITES DE GUINEE                                              Delaware                     51.00
QUADREM INTERNATIONAL HOLDINGS LTD.                                           Bermuda                       9.00
WHEATON PUERTO RICO INC.                                                      New Jersey                  100.00
ALCAN FINANCES (IRELAND) LIMITED                                              Canada                      100.00
3088405 CANADA INC.                                                           Canada                      100.00
ALCAN FINANCES (IRELAND) COMPANY                                              Ireland                      99.99(4)
ALCAN SOUTH PACIFIC PTY LTD                                                   Australia                   100.00
ALCAN NORTHERN ALUMINA PTY LIMITED                                            Australia                   100.00
ALCAN NORTHERN TERRITORY ALUMINA PTY LIMITED                                  Australia                   100.00


ALCAN INC.

                                                                                                        % OF VOTING
                                                                             ORGANIZED UNDER           SHARES HELD BY
SUBSIDIARIES, RELATED COMPANIES, ETC.                                          THE LAWS OF             IMMEDIATE OWNER
-------------------------------------                                        ----------------          ----------------
GOVE ALUMINIUM LIMITED                                                        Australia                   100.00
NABALCO Pty. LIMITED                                                          Australia                    50.00 (21)
ALCAN QUEENSLAND SMELTER PTY LTD                                              Australia                   100.00
QUEENSLAND ALUMINA LIMITED                                                    Australia                    21.39
QUEENSLAND ALUMINA SECURITY CORPORATION                                       Delaware                     20.00
WENLOCK BAUXITE PTY LIMITED                                                   Australia                   100.00
ALCAN ALUMINIUM AG                                                            Switzerland                 100.00
ALCAN RORSCHACH AG                                                            Switzerland                 100.00
ALCAN FINANCES (U.K.)                                                         England                     100.00
ALCAN HOLDINGS IRELAND CO.                                                    Ireland                     100.00
ALCAN DEUTSCHLAND HOLDINGS GmbH & Co. KG                                      Germany                      99.99
ALCAN DEUTSCHLAND GmbH                                                        Germany                      90.00 (3)
ALCAN LAMINES FRANCE                                                          France                       40.00 (7)(8)
ALUMINIUM HANDELSGESELLSCHAFT m.b.H.                                          Austria                     100.00
ALUMINIUM NORF GmbH                                                           Germany                      50.00
DEUTSCHE ALUMINIUM VERPACKUNG RECYCLING GmbH                                  Germany                      16.70 (15)
FRANCE ALUMINIUM RECYCLAGE SA                                                 France                       20.00 (16)
ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)                                       Switzerland                 100.00
AL HOLDING  USA LLC                                                           Delaware                    100.00
ALA (NEVADA) INC.                                                             Nevada                       62.50 (1)
ALCAN COMPOSITES USA INC.                                                     Missouri                    100.00
ALUSUISSE ALUMINUM USA INC.                                                   Delaware                    100.00
LAWSON MARDON THERMAPLATE CORPORATION                                         New Jersey                  100.00
LAWSON MARDON USA INC.                                                        Delaware                    100.00
PHARMA CENTER SHELBYVILLE INC.                                                Delaware                    100.00
WHEATON USA INC.                                                              New Jersey                  100.00
BEIJING WHEATON GLASS CORP. LTD.                                              China                        45.70
HBE FERMENTATION SYSTEMS INC.                                                 California                   10.00
INTERNATIONAL GLASS EQUIPMENT LTD.                                            Bahamas                     100.00
LAWSON MARDON WHEATON OF CANADA INC.                                          Ontario                     100.00
POLAR MATERIALS INC.                                                          Pennsylvania                 86.21
PC MATERIALS INC.                                                             Pennsylvania                 50.00
POLYPLASMA INC.                                                               Canada                      100.00
WHEATON PACIFIC LIMITED                                                       Hong Kong                    99.80
ALCAN AIREX AG                                                                Switzerland                 100.00
ALCAN ALESA ENGINEERING AG                                                    Switzerland                 100.00
ALCAN ALESA TECHNOLOGIES LTD.                                                 Canada                      100.00
ALCAN ALUCOBOND (FAR EAST) PTE LTD.                                           Singapore                   100.00
ALCAN ALUMINIO ESPANA, S.A.                                                   Spain                       100.00
ALUSUISSE PORTUGAL LDA.                                                       Portugal                     98.00
ALCAN ALUMINIUM VALAIS SA                                                     Switzerland                 100.00
ALCAN AUSTRIA GmbH                                                            Austria                     100.00
ALCAN HUNGARIA Kft.                                                           Hungary                     100.00
ALUSUISSE ALPE ADRIA D.O.O.                                                   Slovenia                    100.00
ALCAN CAPITAL JERSEY LIMITED                                                  The Island of Jersey        100.00
ALCAN FINANCE JERSEY LIMITED                                                  The Island of Jersey        100.00
ALCAN INVESTMENTS JERSEY LIMITED                                              The Island of Jersey        100.00
ALCAN CAPITAL MARKET LTD.                                                     Switzerland                 100.00
ALCAN DECIN EXTRUSIONS s.r.o.                                                 Czech Republic              100.00
ALCAN HOLDINGS EUROPE B.V.                                                    The Netherlands              72.73 (5)
A-L FINANCIAL PRODUCTS LTD.                                                   England                     100.00
ALCAN HOLDINGS FRANCE S.A.                                                    France                       99.99
ALCAN CMIC SA                                                                 France                      100.00
ALCAN FRANCE EXTRUSIONS SA                                                    France                      100.00

ALCAN INC.

                                                                                                        % OF VOTING
                                                                              ORGANIZED UNDER          SHARES HELD BY
SUBSIDIARIES, RELATED COMPANIES, ETC.                                           THE LAWS OF            IMMEDIATE OWNER
-------------------------------------                                         ---------------          ---------------
ALCAN PACKAGING FRANCE SA                                                     France                      100.00
BOXAL (FRANCE) S.A.                                                           France                      100.00
CHARMETTES S.A.                                                               France                      100.00
CIVILE IMMOBILIERE CELI                                                       France                       99.50(14)
COPAL SNC                                                                     France                       49.00
TECHPION RECHERCHE                                                            France                       49.00
LAWSON MARDON MORIN S.A.                                                      France                      100.00
LAWSON MARDON TRENTESAUX S.A.                                                 France                       99.99
WHEATON FRANCE S.A.                                                           France                       99.99
ALCAN HOLDINGS GERMANY GmbH                                                   Germany                      99.24(6)
ALCAN BDW BETEILIGUNGS GmbH                                                   Germany                     100.00
ALCAN BDW GmbH & CO. KG                                                       Germany                     100.00
ALCAN COMPOSITES LTD, SHANGHAI                                                China                        80.00
ALCAN KAPA GmbH                                                               Germany                     100.00
ALCAN SINGEN GmbH                                                             Germany                     100.00
TULE THYSSEN UMFORMTECHNIK                                                    Germany                      24.90
ALCAN TOMOS d.o.o.                                                            Slovenia                     66.67
LAWSON MARDON HANSE-DRUCK GmbH                                                Germany                     100.00
LAWSON MARDON SINGEN GmbH                                                     Germany                      99.90(20)
WERKWOHNUNGSGEMEINSCHAFT GbR                                                  Germany                      99.00(23)
ALUMINIUM-INDUSTRIE-WOHNBAU GmbH                                              Germany                      75.10(11)
ALCAN HOLDINGS NEDERLAND B.V.                                                 The Netherlands             100.00
ALCAN NEDERLAND B.V.                                                          The Netherlands             100.00
S.A. ALCAN BELGIUM N.V.                                                       Belgium                      99.37(22)
ALU-VASTGOED B.V.                                                             The Netherlands             100.00
ALUMINIUM & CHEMIE ROTTERDAM B.V.                                             The Netherlands              65.82(13)
BOXAL NETHERLANDS B.V.                                                        The Netherlands             100.00
BOXAL SALES GmbH                                                              Germany                     100.00
LAWSON MARDON AMSTERDAM B.V.                                                  The Netherlands             100.00
LAWSON MARDON BRABANT B.V.                                                    The Netherlands             100.00
LAWSON MARDON PICOPAC B.V.                                                    The Netherlands             100.00
ALCAN HOLDINGS UK LIMITED                                                     England                     100.00
ALUSUISSE UK LIMITED                                                          England                     100.00
LAWSON MARDON PACKAGING LTD.                                                  England                     100.00
FLEATHAM ESTATES LIMITED                                                      England                     100.00
FORMAN MARSHALL LIMITED                                                       England                     100.00
HEADLEY (READING) LIMITED                                                     England                     100.00
CELLOGLAS HOLDINGS LTD.                                                       England                     100.00
ALCAN PRINT FINISHERS LTD.                                                    England                     100.00
FIVE STAR CORPORATION LIMITED                                                 England                     100.00
PROTECTA PRINT LIMITED                                                        England                     100.00
UNIVERSAL COATINGS LIMITED                                                    England                     100.00
WEST MIDLANDS FOIL BLOCKING LIMITED                                           England                     100.00
LUSTRETEX LTD.                                                                England                     100.00
UV COMPANY LIMITED (THE)                                                      England                     100.00
UVIPAK (FINISHING) LIMITED                                                    England                     100.00
HEADLEY TRUSTEES LIMITED                                                      England                     100.00
LAWSON MARDON GROUP INTERNATIONAL LIMITED                                     England                     100.00
LAWSON MARDON BAK GRAVUR BASKILI KARTON SANAYI VE TICARET A.S.                Turkey                      100.00
LAWSON MARDON KAZAKHSTAN LIMITED LIABILITY PARTNERSHIP                        Kazakhstan                  100.00
LAWSON MARDON SELEPRINT s.r.l.                                                Italy                       75.00(19)
LAWSON MARDON LIMITED                                                         England                     100.00
LAWSON MARDON PACKAGING PENSION TRUST (1994) LIMITED                          England                     100.00
LAWSON MARDON PACKAGING UK LTD.                                               England                     100.00


ALCAN INC.

                                                                                                        % OF VOTING
                                                                              ORGANIZED UNDER          SHARES HELD BY
SUBSIDIARIES, RELATED COMPANIES, ETC.                                           THE LAWS OF            IMMEDIATE OWNER
-------------------------------------                                         ---------------          ---------------
KOTERS (LIVERPOOL) LIMITED                                                    England                    100.00
LAWSON MARDON FIBRENYLE LTD.                                                  England                    100.00
FIBRENYLE (CORBY) LIMITED                                                     England                    100.00
LAWSON MARDON FLEXIBLE LIMITED                                                England                    100.00
MARDON FLEXIBLE PACKAGING (KENTON) LIMITED                                    England                    100.00
LAWSON MARDON SMITH BROTHERS LTD.                                             England                    100.00
LAWSON MARDON SUTTON LTD.                                                     England                    100.00
MARDON PELOREX LIMITED                                                        England                    100.00
LMG IRIDON LIMITED                                                            England                    100.00
LAWSON MARDON THERMOPLASTICS LTD.                                             England                    100.00
WHEATON UK LTD.                                                               England                    100.00
LAWSON MARDON NORTHERN LIMITED                                                England                    100.00
LAWSON MARDON READING LTD.                                                    England                    100.00
STALCON PLASTICS LIMITED                                                      England                    100.00
LAWSON MARDON SUNER SA                                                        Spain                      100.00
LAWSON MARDON THYNE LTD.                                                      Scotland                   100.00
LAWSON MARDON (WITHAM) LIMITED                                                England                    100.00
LMG FINANCE LIMITED                                                           England                    100.00
LMG LLOYDS LIMITED                                                            England                    100.00
MARDON COMPOSITES LIMITED                                                     England                    100.00
MARDON WRAPPINGS LIMITED                                                      England                    100.00
PRONTOSEAL LIMITED                                                            Scotland                   100.00
WILLIAM THYNE (PLASTICS) LIMITED                                              Scotland                   100.00
WILLIAM THYNE (SECURITIES) LIMITED                                            Scotland                   100.00
LAWSON MARDON PACKAGING SALES LTD.                                            England                    100.00
LAWSON MARDON STAR LTD.                                                       England                    100.00
PHARMAFLEX LTD.                                                               England                    100.00
ALCAN JAPAN LTD.                                                              Japan                      100.00
ALUSUISSE DISTRIBUZIONE srl                                                   Italy                      100.00
ALUSUISSE ITALIA S.p.A.                                                       Italy                      100.00
LMG (IRELAND) LIMITED                                                         Ireland                    100.00
LAWSON MARDON SUPERIOR LTD.                                                   Ireland                    100.00
WCL FLEXIBLE PACKAGING LIMITED                                                Ireland                    100.00
WAXED CARTONS (EXPORT) LIMITED                                                Ireland                    100.00
ZITELI LIMITED                                                                Ireland                    100.00
ALCAN PACKAGING CANADA LIMITED                                                Ontario                    100.00
LAWSON MARDON PACKAGING OVERSEAS (BRISTOL) LIMITED                            England                     99.00 (18)
ALCAN PACKAGING DO BRASIL LTDA.                                               Brazil                     100.00
CBA-ALUSUISSE LTDA.                                                           Brazil                      50.00
ALCAN PACKAGING SERVICES LTD.                                                 Switzerland                100.00
ALCAN SERVICE CENTRE ALLEGA AG                                                Switzerland                100.00
ALCAN TECHNOLOGY & MANAGEMENT LTD.                                            Switzerland                100.00
ALCAN TRADING AG                                                              Switzerland                100.00
ALG AG                                                                        Switzerland                100.00
ALGROUP AG                                                                    Switzerland                100.00
ALUFLUOR AB                                                                   Sweden                      50.00
ALUSUISSE OF AUSTRALIA LIMITED                                                Australia                  100.00
ALCAN ENGINEERING PTY LIMITED                                                 Australia                  100.00
SWISS ALUMINIUM AUSTRALIA LIMITED                                             Australia                  100.00
GOVE JOINT VENTURE (THE)                                                      Australia                   70.00 (17)
ALUSUISSE SERVICIOS S.A., Panama                                              Panama                     100.00
ALUSUISSE SERVICIOS S.A., Venezuela                                           Venezuela                  100.00
A.P.A. GROUP AG                                                               Switzerland                100.00
BOXAL (SUISSE) S.A.                                                           Switzerland                100.00

ALCAN INC.


                                                                                                        % OF VOTING
                                                                              ORGANIZED UNDER          SHARES HELD BY
SUBSIDIARIES, RELATED COMPANIES, ETC.                                           THE LAWS OF            IMMEDIATE OWNER
-------------------------------------                                         ---------------          ---------------
ICELANDIC  ALUMINIUM COMPANY LTD.                                             Iceland                      100.00
LAWSON MARDON NEHER AG                                                        Switzerland                  100.00
METALLICA S.A.                                                                Switzerland                   35.00
METALLWERKE REFONDA AG                                                        Switzerland                  100.00
PRESSWERK DER ALUSUISSE SCHWEIZERISCHE ALUMINIUM AG                           Switzerland                  100.00
SIERRA LEONE ORE & METAL COMPANY LTD.                                         Sierra Leone                 100.00
SOCIETE MINIERE ET DE PARTICIPATIONS GUINEE-ALUSUISSE                         Guinea                        50.00
SOR-NORGE ALUMINIUM AS                                                        Norway                        50.00
VIAL GROUP AG                                                                 Switzerland                  100.00
ALCAN INTERNATIONAL LIMITED                                                   Canada                       100.00
ALCAN IRELAND LIMITED                                                         Ireland                      100.00
ALCAN MANAGEMENT SERVICES CANADA LIMITED                                      Canada                       100.00
ALCAN NIKKEI ASIA COMPANY LTD.                                                Bermuda                       60.00
ALCAN NIKKEI ASIA CORPORATION SDN. BHD                                        Malaysia                      60.00
ALCAN NIKKEI KOREA LIMITED                                                    Hong Kong                     49.00
ALCAN REALTY LIMITED                                                          Canada                       100.00
ALCAN SHANNON COMPANY                                                         Ireland                      100.00
ALCAN SHIPPING SERVICES LIMITED                                               Canada                       100.00
ALCAN SMELTERS AND CHEMICALS LIMITED                                          Canada                       100.00
ALCAN TAIHAN ALUMINUM LIMITED                                                 Korea                         66.35
ALUMINIUM OF KOREA LIMITED                                                    Korea                         99.95
ALPAC ALUMINIUM INC.                                                          Canada                        50.00
ALUMINUM COMPANY OF CANADA LIMITED                                            Canada                       100.00
BAA HOLDINGS S.A.                                                             Luxembourg                   100.00
BRITISH ALCAN ALUMINIUM plc                                                   England                      100.00
ALCAN AUTOMOTIVE STRUCTURES (UK) LIMITED                                      England                      100.00
ALCAN CHEMICALS EUROPE LIMITED                                                England                      100.00
ALCAN CHEMICALS LIMITED                                                       England                      100.00
ALCAN COLWICK HOLDINGS LIMITED                                                England                      100.00
ALCAN COLWICK LIMITED                                                         England                      100.00
ALCAN FARMS LIMITED                                                           England                      100.00
ALCAN SWINTON LIMITED                                                         England                      100.00
BA METALS LIMITED                                                             England                      100.00
PEARHOUSE LIMITED                                                             England                      100.00
TBAC LIMITED                                                                  England                      100.00
ALCAN ALUMINIUM UK LIMITED                                                    England                       85.00(2)
BRITISH ALCAN OVERSEAS INVESTMENTS LIMITED                                    England                      100.00
SARATOGA RESOURCES N.V.                                                       Netherland Antilles           20.00
VIGELAND METAL REFINERY A/S                                                   Norway                        50.00
GHANA BAUXITE COMPANY LIMITED                                                 Ghana                         80.00
KINLOCHLEVEN ROAD TRANSPORT COMPANY LIMITED                                   Scotland                      25.00
VENESTA FOILS LIMITED                                                         England                      100.00
VIGELANDS BRUG A/S                                                            Norway                       100.00
THE BOWLING BACK LAND COMPANY                                                 England                       50.00
N.V. ALCAN ALUMINIUM PRODUCTS BENELUX S.A.                                    Belgium                      100.00
SOCIETE DES ALUMINES ET BAUXITES DE PROVENCE SARL                             France                       100.00
THE ROBERVAL AND SAGUENAY RAILWAY COMPANY                                     Quebec                       100.00
UTKAL ALUMINA INTERNATIONAL LIMITED                                           India                         35.00

END-NOTE:  ADDITIONAL OWNERSHIP [%] THROUGH THE FOLLOWING SUBSIDIARIES:


 (1) WHEATON USA INC.  [37.50]
 (2) BRITISH ALCAN ALUMINIUM plc  [15.00]
 (3) ALCAN INC.  [10.00]
 (4) ALCAN ALUMINIUM AG  [.01]
 (5) ALCAN HOLDINGS UK LIMITED  [27.27]
 (6) ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)  [.76]
 (7) ALCAN ALLUMINIO S.p.A.  [30.00]
 (8) BRITISH ALCAN ALUMINIUM plc  [30.00]
 (9) NIKKEI HOLDINGS PTE. LIMITED  [37.00]
(10) ALUMINIUM COMPANY OF MALAYSIA BERHAD  [51.00]
(11) ALCAN HOLDINGS GERMANY GmbH  [24.90]
(12) ALCAN NIKKEI SIAM LIMITED  [10.00]
(13) SOR-NORGE ALUMINIUM AS  [13.00]
(14) ALCAN HOLDINGS FRANCE S.A.  [.50]
(15) ALCAN HOLDINGS GERMANY GmbH  [16.67]
(16) ALCAN HOLDINGS FRANCE S.A.  [20.00]
(17) GOVE ALUMINIUM LIMITED  [30.00]
(18) LAWSON MARDON PACKAGING LTD.  [1.00]
(19) LAWSON MARDON PACKAGING UK LTD.  [25.00]
(20) ALCAN SINGEN GmbH  [.10]
(21) SWISS ALUMINIUM AUSTRALIA LIMITED  [50.00]
(22) ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)  [.62]
(23) ALCAN SINGEN GmbH  [1.00]